UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Global Industrials Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Most U.S. stock indexes rose modestly in the first half of 2016 against a backdrop of heightened global market volatility and persistently low interest rates. International markets were mixed. Japanese shares declined roughly 5% in U.S. dollar terms, and the yen gained 17% versus the dollar. Most European markets fell, with the UK dropping 3% in U.S. dollar terms and the sterling losing 9% versus the dollar amid uncertainty related to the UK’s decision to leave the European Union (EU), also known as Brexit. Emerging markets stocks advanced and outperformed the U.S. and other developed markets. Brazil was particularly strong, rising almost 50% in U.S. dollar terms. Global industrials shares fell slightly overall for the fund’s reporting period. The sector is struggling to grow earnings because any growth in consumer-driven end markets, such as automobiles and residential construction, is offset by reduced capital expenditures from commodity producers and decelerating growth or outright declines in emerging markets like China and Brazil.

As shown in the Performance Comparison table, the Global Industrials Fund returned 4.29% for the six months ended June 30, 2016. The fund comfortably outpaced its primary benchmark, the MSCI All Country World Index Industrials Plus Automobiles and Auto Components. Key contributions came from the fund’s holdings in the business services and building products industries, which appreciated double digits. In addition, the fund benefited from our modest Brazilian holdings, which appreciated roughly 74%. Later in this letter, we provide more detail about specific securities or subindustries that contributed or detracted from performance, but it is clear that both security selection and industry weightings benefited results versus the MSCI benchmark. (Although industry allocations do not drive our investment decisions, they can provide some insight into areas of the market where we see risks and opportunities.)

MARKET ENVIRONMENT

Most major U.S. stock indexes rose in the first half of 2016 against a backdrop of heightened global market volatility and persistently low interest rates. Equities started the year on a down note as oil prices collapsed to 13-year lows amid concerns about global oversupply and tepid demand. Investor concerns that oil weakness and resulting declines in capital spending would spread to the rest of the economy caused spreads on high yield bonds to widen through early February. (Spreads measure the amount of additional yield demanded by bond investors in exchange for buying riskier assets.) By mid-February, U.S. small-caps and some international markets had fallen into bear market territory, and high yield spreads peaked on February 11 at 840 basis points (a basis point is 1/100 of 1%), roughly 500 basis points higher than they were in the summer of 2015.

Equities and other risk assets rallied sharply from mid-February through late June due to a number of factors. I think the most important factor was the U.S. dollar’s depreciation against many other currencies amid reduced expectations for U.S. interest rate increases in 2016. Expectations about the timing and pace of Federal Reserve rate hikes shifted as heightened global market volatility and sluggish economic growth convinced the Fed to adopt a more gradual approach to policy normalization. The weaker dollar helped commodity prices stabilize and increase, which relieved fears that over-leveraged commodity producers would create a negative snowball effect that would spread into other areas of the economy. Renewed monetary stimulus measures in Europe and Japan were also supportive and, as a result, appetite for risk assets was renewed. For example, high yield spreads have fallen substantially, and many equity markets are nearing prior highs. The U.S. dollar weakened against many other currencies due to reduced expectations regarding U.S. interest rate increases in 2016. Expectations about the timing and pace of Federal Reserve rate hikes shifted as heightened global market volatility and sluggish economic growth convinced the Fed to adopt a more gradual approach to policy normalization. As the period ended, equity markets fluctuated wildly in response to the June 23 Brexit referendum.

Outside the U.S., developed markets stocks generally trailed U.S. shares in dollar terms. Japanese shares declined roughly 5%, and the yen gained 17% versus the dollar. Most European markets declined, with Italy tumbling 20% amid concerns about nonperforming loans in the country’s banking sector. UK stocks dropped 3% in U.S. dollar terms, and the sterling lost 9% versus the dollar amid Brexit-related uncertainty. Emerging markets stocks advanced and outperformed U.S. shares. Latin American markets surged in response to higher commodity prices and signs of political stabilization in regional heavyweight Brazil. Chinese stocks declined, especially the A shares market for domestic investors.

As measured by the MSCI All Country World Index Industrials Plus Automobiles and Auto Components, global industrials shares fell slightly for the fund’s reporting period. Industrial conglomerates registered modest gains as investors were lured to their defensive qualities and attractive yields. Most conglomerates are defensive because they offer broad diversity (measured by geography and end markets), are generally well managed, and generate good free cash flow, which is often returned to shareholders via dividends and share repurchases. Household durables and construction and engineering stocks rose on ongoing strength in U.S. construction markets. Automobiles and airlines were the weakest industries in the index amid concerns that both industries are at or near their cyclical peaks. Most major currencies gained against the U.S. dollar, supporting global capital flows boosting demand. The Japanese yen was an exception and gained considerably versus the dollar, which challenged Japan’s critically important export sector.

PORTFOLIO REVIEW AND POSITIONING

As always, we would like to remind our shareholders that we consider investing a marathon and not a sprint. We own our stocks because (1) they are attractively valued with improving outlooks, or (2) they have favorable two- to three-year growth outlooks and still trade at reasonable valuations. Component suppliers—companies that make products that are used to make other products—are an area of emphasis for the fund. Industrial technology companies—suppliers of robotics, software, and related services that help customers become more productive—are another area of focus because we believe that companies will invest more to increase productivity than to increase capacity. Finally, our fund is heavily invested in business services as these companies tend to have more recurring revenue and are less cyclical than other segments of the market.

In our last shareholder letter, we stated that we were cautiously optimistic that some of the more cyclical areas of the industrials market would benefit from a reacceleration of the U.S. and global economies. As it turns out, cyclical industrials have appreciated but not because of any significant improvement in the economic environment. Rather, equities appear to have gained largely because there are few other attractive places for market participants to invest. Because interest rates are so low, price-to-earnings (P/E) multiples keep expanding. Given the modest and uncertain economic backdrop, we do not believe the market is sufficiently pricing downside risks. As a result, the risk/reward profile for cyclical industrials has become less attractive, and we have deemphasized some of the portfolio’s cyclical names in favor of less cyclical, more defensive stocks. Any cyclical stocks that we own must offer enough upside opportunity to warrant the inherent downside risk.

In fall of 2015, the fund initiated small positions in several Brazil-based industrial stocks. The country was in the middle of a recession, marked by heightened political turmoil and falling currency. In light of the elevated risks, we adopted a basket approach, buying multiple small positions. Our basket approach was a relief in the fourth quarter of 2015 as our Brazilian stocks fell by one-third. However, our risk was rewarded during the six-month period ended June 30, 2016, as these stocks generated roughly one-fourth of the fund’s absolute gains. One of these stocks, toll road operator and intermodal logistics company Ecorodovias Infraestructura E Logisti, surged 100% as the local currency strengthened and the company improved its previously complicated ownership structure. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s business services stocks advanced by double digits in absolute terms, while stock selection and an overweight allocation helped results versus the MSCI benchmark. Tyco International (U.S.) and Ritchie Bros. Auctioneers (Canada) were two of our biggest contributors. Tyco gained on the announcement of a merger with Johnson Controls, which the market viewed favorably due to the earnings power of the combined company. Ritchie Bros. runs auctions for heavy industrial equipment and has done a good job controlling costs and growing revenues by expanding its auction products and service offerings. We built up a position in Waste Connections (U.S.). The company has attractive combined earnings power after its merger with Canada’s Progressive Waste Solutions, and, as a service-oriented business, it has less cyclical downside risk. Because this subindustry offers defensive growth, our fund remains overweight this sector.

Our industrial machinery stocks generated double-digit absolute gains, and stock selection and an overweight allocation versus the benchmark helped the fund’s relative performance. Hoshizaki (Japan) was the fund’s top overall contributor for the period. The company makes and sells commercial use kitchen equipment such as freezers, refrigerators, washing machines, and beverage dispensers. Hoshizaki benefited from a solid consumer environment in Japan. We also like the fact that Hoshizaki is globalizing its business and broadening its revenue base by expanding outside its home market. Middleby (U.S.) was another strong contributor. The company sells hot food equipment to commercial kitchens, food processors, and residential customers. We are attracted by the company’s good organic growth, as well as its proven ability to acquire and integrate other businesses. Middleby also benefits from its exposure to the relatively healthy consumer segment of the economy and enjoys solid margins. Paint and fluid-handling systems manufacturer Graco (U.S.) weighed on the fund’s results. We believe Graco is a good company, but we eliminated our position in favor of stocks with what we felt was a better risk/return.

As was the case in our previous two shareholder letters, building products stocks generated strong absolute gains. Stock selection and a sizable overweight helped the fund’s results versus our benchmark. James Hardie Industries (Australia) and Daikin Industries (Japan) were among our top 10 contributors. James Hardie manufactures fiber cement board, primarily for residential construction, and gained on strength in housing construction, particularly in the U.S. Daikin makes air conditioners for the residential and commercial markets and benefited from a strong consumer segment in key end markets and the globalization of its business model, which should improve revenues over time. Timber and wood paneling producer Duretex (Brazil) was another solid contributor, benefiting from stabilization in Brazil’s currency and its political environment. Lock manufacturer Assa Abloy (Sweden) detracted modestly from results. However, it remains a high-quality growth company with a best-in-class management team, strong free cash flow, high barriers to entry, and above-average returns. The company should benefit over the long term from increasing urbanization, rising security needs, and a secular shift toward electromechanical locks.

Our aerospace and defense stocks declined in absolute terms, and stock selection detracted from results versus the benchmark. Commercial and military aerospace company Boeing (U.S.), military and business jet maker Dassault Aviation (France), and aerospace components manufacturer Triumph Group (U.S.) weighed on the fund’s performance. Boeing was challenged by poor execution and concerns that the commercial aircraft cycle may be rolling over, and we eliminated our position. Triumph struggled with concerns about its debt levels, but we are optimistic that new management will be able to improve the company’s financial situation. Dassault declined as the company announced a delay on the Falcon, its new business jet. However, Dassault is a name we continue to own because we believe the core businesses are set to grow in 2018 and 2019 on the back of increased fighter jet production and a recovery in business jet production from current low levels. We added global defense company Northrop Grumman (U.S.). We are attracted by their exposure to reasonably stable and predictable U.S. government spending, which is accelerating. Their relatively stable, late-cycle customer base should reduce cyclical downside risk.

From a geographic perspective, our North American exposure was roughly 50% at the end of the reporting period versus 51% six months ago. North America remains our largest regional exposure for several reasons. The region’s economic recovery is more robust and more entrenched than most of the world’s other developed markets, and its corporate governance standards and practices are also stronger, with a greater emphasis on shareholder value. Additionally, many North American industrials companies are multinationals that already have exposure to other areas of the world and generate revenues outside the region.

Europe accounted for approximately 22% of the portfolio versus 23% six months ago. The outlook for Europe is more uncertain after Brexit, with fears that the region’s already modest recovery could lose momentum as the UK and the EU negotiate a new relationship and other member states consider whether or not to stay in the union. We are encouraged by pledges of robust action by European policymakers aimed at supporting economic growth and calming market uncertainty. If we know one thing for certain, however, it’s that we cannot predict the global or regional environment. As a result, we believe the best way to generate favorable returns is to stick with our investment approach, focusing on stocks that have a good company-specific investment rationale. Europe’s heightened volatility could offer opportunities to invest in high-quality companies trading at attractive valuations.

Roughly 18% of the portfolio was allocated to Japan at the period’s end versus 16% six months ago. Most of our holdings in Japan are global companies that generate the majority of their sales and profits outside Japan. Japan’s economy continues to be sluggish despite years of costly stimulus efforts as weak consumption, tepid wage growth, and a stronger yen present ongoing headwinds to growth. The government again deferred a consumption tax increase to 2019, and the Bank of Japan refrained from lowering interest rates and once again pushed out the deadline for achieving its 2% inflation target. We note that the central bank has signaled a willingness to take steps to devalue the yen, which has strengthened further due to a Brexit-related flight to quality.

OUTLOOK

We expect global economic growth to be modest and uneven. The U.S. economy grew at a 1.1% annualized rate in the first quarter of 2016, and we expect growth in future quarters to rise modestly if decent consumer spending can be sustained. The Fed has adopted a “low and slow” approach to interest rate hikes, and their timing may be further affected as they evaluate Brexit’s impact on U.S. and global growth rates. Corporate earnings ticked up in the second quarter after a weak start to the year, and we expect them to improve moderately in the back half of the year. U.S. equity valuations are at or above historical averages by several measures, but they continue to find support from investors due to a dearth of attractive investment alternatives.

Outside the U.S., economic data continue to show modest growth in Europe—at least for the time being. However, Brexit’s impact on economic growth and, by extension, corporate revenues and earnings remains to be seen. Overall, European equity valuations do not appear excessive and should have room for appreciation if the economic recovery can be sustained. Japan’s economy continues to idle after years of reform efforts have failed to ignite sustainable growth. A stronger yen has punished exporters, but we believe the exporters we own are still globally competitive and trade at reasonable valuations. In fact, valuations for some of Japan’s best firms have become more attractive in recent quarters as investors, frustrated at the lack of economic growth, pulled money out of the market. There is significant divergence across emerging markets in terms of economic, monetary, and fiscal conditions. Despite recent gains, emerging markets equity valuations remain below long-term historical averages relative to valuations in developed markets, but weak global trade and continued oversupply in the global commodities market pose near-term risks. The fund will maintain its modest holdings in Brazil as we expect the region to improve. More importantly, I believe the return potential offered by the securities in our portfolio are enough to justify the risks from the region’s relative instability and recessionary conditions.

Again, we reiterate that our views on the current economic and market environments are not the primary drivers of our investment decisions. Rather, we attempt to price risk by looking at company-specific fundamentals to find firms with sustainable competitive advantages that are getting stronger relative to their peers. We put high value on traits that allow companies to outgrow their end markets over time, including strong content gains per unit, good capital allocation, and continuous operational improvement.

As always, we welcome this opportunity to communicate with our shareholders and reaffirm our commitment to uncovering compelling investment opportunities wherever we can find them.

Respectfully submitted,

Peter Bates
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 21, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI All Country World Index Industrials Plus Automobiles and Auto Components: An unmanaged index that tracks the performance of globally listed industrial stocks, including automobile and auto component manufacturers.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
Danaher	6.0%
Hexagon	3.5
Daikin Industries	3.3
James Hardie Industries	3.1
Kubota	2.8
Tyco International	2.8
Keyence	2.8
GE	2.8
Middleby	2.6
AutoZone	2.3
Roper Technologies	2.2
Sensata Technologies Holding	2.1
Experian	2.1
Waste Connections	2.0
Gentherm	2.0
GEA Group	2.0
Toyota Motor	2.0
Assa Abloy	1.9
Rotork	1.7
Northrop Grumman	1.7
Hoshizaki	1.7
Honda Motor	1.7
Weifu High-Technology	1.6
Allegion	1.6
Dassault Aviation	1.5
Total	59.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	10/24/13 Through 12/31/13
NET ASSET VALUE				
Beginning of period	$ 10.02	$ 10.21	$ 10.40	$ 10.00
Investment activities				
Net investment income (loss) (1)	0.05(2)	0.05(2)	0.02(2)	(0.01)(2)
Net realized and unrealized gain / loss	0.38	(0.19)	(0.16)	0.41
Total from investment activities	0.43	(0.14)	(0.14)	0.40
Distributions				
Net investment income	–	(0.05)	(0.03)	–
Net realized gain	–	–	(0.02)	–
Total distributions	–	(0.05)	(0.05)	–
NET ASSET VALUE				
End of period	**$ 10.45**	**$ 10.02**	**$ 10.21**	**$ 10.40**

Ratios/Supplemental Data

Total return(3)	**4.29%(2)**	**(1.37)%(2)**	**(1.33)%(2)**	**4.00%(2)**
Ratio of total expenses to average net assets	1.05%(2)(4)	1.05%(2)	1.05%(2)	1.05%(2)(4)
Ratio of net investment income (loss) to average net assets	0.99%(2)(4)	0.47%(2)	0.22%(2)	(0.46)%(2)(4)(5)
Portfolio turnover rate	27.1%	67.4%	48.8%	6.1%
Net assets, end of period (in thousands)	$ 16,968	$ 16,095	$ 16,604	$ 14,852

(1) Per share amounts calculated using average shares outstanding method.
(2) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/18.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized
(5) Differs from the amount originally disclosed in the fund's annual report to shareholders for the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 100.1%		
INDUSTRIALS & BUSINESS SERVICES 96.6%		
Aerospace & Defense 8.5%		
BAE Systems (GBP)	30,061	211
Dassault Aviation (EUR)	249	250
LIG Nex1 (KRW)	2,395	204
Northrop Grumman	1,300	289
Safran (EUR)	2,467	168
Textron	3,900	142
Triumph Group	4,800	170
		1,434
Airlines 0.7%		
American Airlines	4,300	122
		122
Auto Components 6.0%		
AutoZone (1)	500	397
Gentherm (1)	10,070	345
Weifu High-Technology, B Shares (HKD) (1)	130,100	276
		1,018
Automobiles 5.5%		
Honda Motor (JPY)	11,200	283
Tesla Motors (1)	1,005	213
Toyota Motor (JPY)	6,800	340
Zhengzhou Yutong Bus, A Shares (CNH)	29,800	89
		925
Building Products 10.4%		
Allegion	3,900	271
Assa Abloy, B Shares (SEK)	15,984	328
Daikin Industries (JPY)	6,700	558
Duratex (BRL)	35,800	94

James Hardie Industries, GDR (AUD)	33,828	518
		1,769
Business Services 13.7%		
Air Liquide (EUR)	1,655	173
Capita (GBP)	16,860	216
Experian (GBP)	18,456	351
Exponent	1,400	82
IHS (1)	2,100	243
Linde (EUR)	1,127	157
Ritchie Bros. Auctioneers	3,700	125
Rollins	5,500	161
Tyco International	11,200	477
Waste Connections	4,820	347
		2,332
Construction & Engineering 0.8%		
Spie (EUR)	7,611	137
		137
Construction & Farm Equipment 6.5%		
Cummins	1,700	191
Isuzu Motors, Class D (JPY)	13,700	168
Kubota (JPY)	35,800	479
Marcopolo (BRL)	181,900	117
Toro	1,700	150
		1,105
Electrical Equipment 5.0%		
Amphenol, Class A	2,100	120
Roper Technologies	2,190	374
Sensata Technologies Holding (1)	10,080	352
		846

Household Durables 1.2%		
Ez Tec Empreendimentos e Participacoes (BRL)	14,918	75
Shimano (JPY)	800	121
		196
Industrial Conglomerates 11.8%		
Danaher	10,000	1,010
ESCO Technologies	5,850	233
GE	14,900	469
John Bean Technologies	3,100	190
Rexnord (1)	5,440	107
		2,009
Industrial Machinery 13.6%		
Flowserve	5,080	230
GEA Group (EUR)	7,249	341
Harmonic Drive Systems (JPY)	3,400	96
Hoshizaki (JPY)	2,900	283
Middleby (1)	3,800	438
Rotork (GBP)	102,884	295
SKF, B Shares (SEK)	11,596	185
SMC (JPY)	600	146
Sulzer (CHF)	1,039	90
Sun Hydraulics	2,590	77
Wabtec	1,878	132
		2,313
Information Technology 8.6%		
Badger Meter	3,030	221
Cognex	4,060	175
Hexagon, B Shares (SEK)	16,315	594
Keyence (JPY)	700	472
		1,462

Road & Rail 1.5%		
ComfortDelGro (SGD)	57,300	118
Kansas City Southern	1,500	135
		253
Trading Companies & Distribution 2.3%		
IDOM (JPY)	13,000	106
Mills Estruturas e Servics de Engenharia (BRL) (1)	59,000	79
Wolseley (GBP)	3,905	202
		387
Transportation Infrastructure 0.5%		
Ecorodovias Infraestrutura e Logistica (BRL) (1)	31,200	81
		81
Total Industrials & Business Services		16,389
Total Miscellaneous Common Stocks 3.5% (2)		588
Total Common Stocks (Cost $15,905)		16,977
SHORT-TERM INVESTMENTS 0.1%		
Money Market Funds 0.1%		
T. Rowe Price Reserve Investment Fund, 0.32% (3)(4)	16,957	17
Total Short-Term Investments (Cost $17)		17
Total Investments in Securities		
100.2% of Net Assets (Cost $15,922)		**$ 16,994**

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(3) Seven-day yield
(4) Affiliated Company
AUD Australian Dollar
BRL Brazilian Real

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $15,922)	$	16,994
Receivable for investment securities sold		33
Dividends receivable		28
Cash		25
Due from affiliates		17
Foreign currency (cost $12)		12
Receivable for shares sold		4
Other assets		21
Total assets		17,134
Liabilities		
Payable for shares redeemed		58
Payable for investment securities purchased		35
Investment management fees payable		10
Due to affiliates		7
Other liabilities		56
Total liabilities		166
NET ASSETS	$	16,968
Net Assets Consist of:		
Undistributed net investment income	$	81
Accumulated undistributed net realized loss		(550)
Net unrealized gain		1,071
Paid-in capital applicable to 1,624,001 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized		16,366
NET ASSETS	$	16,968
NET ASSET VALUE PER SHARE	$	10.45

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Industrials Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on October 24, 2013. The fund seeks to provide long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $4,905,000 and $4,388,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31 2015, the fund had $260,000 of available capital loss carryforwards.

At June 30, 2016, the cost of investments for federal income tax purposes was $16,038,000. Net unrealized gain aggregated $955,000 at period-end, of which $1,998,000 related to appreciated investments and $1,043,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2016, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The fund is also subject to a contractual expense limitation through April 30, 2018. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.05%. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $109,000 of expenses were waived/paid by Price Associates during the six months ended June 30, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $643,000 remain subject to repayment by the fund at June 30, 2016.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $24,000 for Price Associates and $9,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 700,000 shares of the fund, representing 43% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized since-inception return, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation on the fund’s total expense ratio). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitation, the information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the fund’s total expense ratio was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016